UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. _)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Soliciting Material pursuant to ss. 240.14a-12

                           IVP Technology Corporation
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:


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(2)   Aggregate number of securities to which transaction applies:


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(3)   Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set firth the amount on which the filing fee is calculated and state how it was determined):


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(5)   Total fee paid:


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|_|   Fee Paid previously with preliminary materials:


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|_|   Check box if any of the fee is offset as provided by Exchange Act of Rule
      0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)   Amount previously paid:


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(2)   Form, Schedule or Registrant Statement No:

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(3)   Filing Party:        IVP Technology Corporation
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(4)   Date Filed:          November 2, 2004
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

         IVP TECHNOLOGY CORPORATION d.b.a. ActiveCore Technologies, Inc.
                        156 Front Street West, Suite 210
                            Toronto, Ontario M5J 2L6

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of IVP Technology Corporation. The annual meeting will be held on November 29, 2004, at the law offices of Kirkpatrick & Lockhart, 201 South Biscayne Blvd., 20th Floor, Miami, Florida 33131-2399, at 9:30 a.m., local time.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

We hope to see you at the meeting.

                                            Sincerely,

                                            /s/ Brian MacDonald
                                            ------------------------------------
                                            Brian MacDonald
                                            Chairman of the Board


November 2, 2004

         IVP TECHNOLOGY CORPORATION d.b.a. ActiveCore Technologies, Inc.
                        156 Front Street West, Suite 210
                            Toronto, Ontario M5J 2L6

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 29, 2004

      NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the "Annual Meeting") of IVP Technology Corporation (the "Company") will be held on November 29, 2004, at the law offices of Kirkpatrick & Lockhart, 20th Floor, 201 Biscayne Blvd., Miami, Florida, 33131-2399 at 9:30 a.m., local time, for the following purposes, as more fully described in the attached Proxy Statement:

      (1) To elect four directors to the Company's Board of Directors;

      (2) To approve an amendment to the Company's Articles of Incorporation to allow the Board of Directors to authorize a split or reverse split in the outstanding common stock of the Company at any time determined solely by the Board of Directors without calling a special meeting or annual meeting of shareholders provided the authorized common stock does not exceed the current 500,000,000 shares;

      (3) To approve the name change of the Company from IVP Technology Corporation to ActiveCore Technologies, Inc.

      (4) To consider such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on October 15, 2004, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company at 156 Front Street West, Suite 210 Toronto, Ontario, M5J 2J6.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

                                    IMPORTANT

      You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope or fill out the proxy form that will be located on line on the company's investor relations website at www.activecore.com. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

                                       By Order of the Board of Directors,

                                       /s/ Brian MacDonald
                                       -----------------------------------------
                                       Brian MacDonald
                                       Chairman of the Board


November 2, 2004

                                TABLE OF CONTENTS

                                                                                               PAGE NO.
IVP TECHNOLOGY CORPORATION d.b.a. ActiveCore Technologies, Inc........................................2
IVP TECHNOLOGY CORPORATION d.b.a. ActiveCore Technologies, Inc........................................3
         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  TO BE HELD NOVEMBER 29, 2004.......................3
         ABOUT THE MEETING............................................................................2
                  What is the purpose of the annual meeting?..........................................2
                  Who is entitled to vote?............................................................2
                  Who can attend the annual meeting?..................................................2
                  What constitutes a quorum?..........................................................2
                  How do I vote?......................................................................3
                  What if I do not specify how my shares are to be voted?.............................3
                  Can I change my vote after I return my proxy card?..................................3
                  What are the Board's recommendations?...............................................3
                  What vote is required to approve each item?.........................................3
         STOCK OWNERSHIP..............................................................................4
                  Principal Stockholders..............................................................4
                  Section 16(a) Beneficial Ownership Reporting Compliance.............................5
PROPOSAL 1 - ELECTION OF DIRECTORS....................................................................5
                  Directors Standing for Election.....................................................5
         RECOMMENDATION OF THE BOARD OF DIRECTORS.....................................................5
                  The Board of Directors Unanimously Recommends a Vote "FOR" the Election of
                        Each of the Nominees..........................................................5
                  Meetings............................................................................6
                  Committee of the Board of Directors.................................................6
                  Audit Committee Report..............................................................6
         MANAGEMENT...................................................................................7
                  Executive Compensation..............................................................7
                  Employment Agreements...............................................................8
         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................................9
PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION..............................................12
                  (A) Classes of Stock...............................................................12
         RECOMMENDATION OF THE BOARD OF DIRECTORS....................................................13
PROPOSAL 3 - APPROVAL OF THE NAME CHANGE OF THE CORPORATION..........................................14
                  Name of the Corporation............................................................14
         RECOMMENDATION OF THE BOARD OF DIRECTORS....................................................14
         DESCRIPTION OF CAPITAL STOCK................................................................15
                  General  ..........................................................................15
                  Common Stock.......................................................................15
                  Preferred Stock....................................................................15
                  Warrants...........................................................................16
                  Equity Line of Credit..............................................................16
                  Options  ..........................................................................16
                  Anti-Takeover Effects Of Provisions Of The Articles Of Incorporation...............16
                  Transfer Agent.....................................................................16
         OTHER MATTERS...............................................................................17
         INDEPENDENT ACCOUNTANTS.....................................................................17
         ADDITIONAL INFORMATION......................................................................18
         APPENDIX.....................................................................................1
                  I.  Purpose.........................................................................1
                  II.  Composition....................................................................1
                  III.  Meetings......................................................................1
                  IV.  Duties and Responsibilities....................................................2

         IVP TECHNOLOGY CORPORATION d.b.a. ActiveCore Technologies, Inc.
                        156 Front Street West, Suite 210
                            Toronto, Ontario, M5J 2L6

                            -------------------------

                                 PROXY STATEMENT
                                November 2, 2004

                            -------------------------

      This proxy statement contains information related to the annual meeting of shareholders of IVP Technology Corporation to be held on November 29, 2004, at the law offices of Kirkpatrick & Lockhart, 20th Floor, 201 South Biscayne Blvd., Miami, Florida 33131-2399, at 9:30 a.m., local time, and at any postponements or adjournments thereof. The Company is making this proxy solicitation.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

      At the Company's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, which relates to the election of directors, approval of an amendment to the Company's Articles of Incorporation to allow the board of directors to split or reverse split outstanding common shares within an overall limit of 500,000,000 authorized common shares and to approve the name change of the corporation from IVP Technology Corporation to ActiveCore Technologies, Inc.

Who is entitled to vote?

      Only shareholders of record on the close of business on the record date, October 15, 2004 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class. See "Description of Securities."

Description of Capital Stock      Number of Votes                   Total Votes
----------------------------      ---------------                   -----------

Common Stock                      One Vote Per Share                475,251,935

Who can attend the annual meeting?

      All shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:00 a.m., and seating will begin at 9:15 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

      Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, the shareholders held a total of 475,251,935 shares such, holders of at least 50% or 237,625,968 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it to the Company, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

What if I do not specify how my shares are to be voted?

      If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board recommends a vote:

      o     For the election of the nominated slate of directors (see page 5);

      o For the approval of an amendment to the Company's Articles of Incorporation to allow the board of directors to split or reverse split the number of outstanding common shares provided that the outstanding number of shares does not exceed 500,000,000. (see page
            14).

      o For the approval of the name change of the Company to ActiveCore Technologies, Inc.

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

      Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting (regardless of the class or series of stock held) is required for the election of directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

      Authorize a Split or Remove Split of the Authorized Shares of Common Stock. For the approval of an amendment to the Company's Articles of Incorporation to allow the Board to split or reverse split the outstanding common shares of the Company provided that the authorized shares do not exceed the current 500,000,000 shares.

      Approval of Name Change to ActiveCore Technologies, Inc. For an approval of the amendment to the Company's Articles of Incorporation changing the name of the Company to ActiveCore Technologies, Inc., the affirmative vote of the holders of a majority of the outstanding shares (regardless of the class or series of stock held) will be required for approval. A properly executed proxy marked "Abstain" with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

Principal Stockholders

      The following table contains information about the beneficial ownership of our common stock as of October 15, 2004, for:

      (i) each person who beneficially owns more than five percent of the common stock;

      (ii)  each of our directors;

      (iii) the named executive officers; and

      (iv)  all directors and executive officers as a group.

                                                              Common Stock
                                                           Beneficially Owned
                                                       -------------------------
Name/Address                           Title of Class     Amount   Percentage(1)
------------                           --------------  ----------- -------------

Brian MacDonald                        Common Stock     55,376,418      11.5%
Peter Hamilton                         Common Stock     51,076,418      10.7%
John Choy                              Common Stock      2,000,000          *
Stephen Smith                          Common Stock      2,000,000          *
Steven Lewis                           Common Stock      2,000,000          *
                                                       ----------- -------------
All Officers and Directors as a Group  Common Stock    112,452,836      23.7%
                                                       =========== =============

----------

*     Less than one percent.

(1) Applicable percentage of ownership is based on 475,251,935 shares of common stock outstanding as of October 15, 2004 for each stockholder. Beneficial ownership is determined in accordance within the rules of the Commission and generally includes voting of investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of October 15, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Section 16(a) Beneficial Ownership Reporting Compliance

      We are not aware of any instance when an executive officer, director or owner of more than ten percent of the outstanding shares of common stock failed to comply with reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

Directors Standing for Election

      The Board of Directors of the Company consists of 4 seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

      The Board of Directors has nominated Brian MacDonald, Peter Hamilton, J. Stephen Smith and Steven Lewis for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of the Company and have consented to serve such term.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors Unanimously Recommends a Vote "FOR" the Election of Each of the Nominees

Directors - Present Term Expires at the next Annual Meeting

      Brian MacDonald, Chairman of the Board. Brian MacDonald, IVP's Chairman was appointed to the Board in November 2001 and elected Chairman of the Board in December 2001. Prior to his position with IVP, Mr. MacDonald co-founded and was President and CEO of Springboard Technology Solutions Inc., a Toronto-based information technology and software development company. In 1995, he co-founded (with Mr. Peter Hamilton) and served as the Executive VP Corporate Development and CFO of Lava Systems Inc., a multinational software company that provided document management, imaging and work flow software services, based in Toronto, Chicago, London, and Australia. During this time, he assisted Lava Systems in raising over CAD $36 million, and co-led the company to public status with a listing on the Toronto Stock Exchange. Also, during his tenure with Lava Systems Inc., Mr. MacDonald assisted in the acquisition of 4 companies in the United Kingdom and Australia. Mr. MacDonald graduated from the University of Alberta in 1974 with an honors BA in Political Science, and received his Masters of Arts in Public Policy and Political Science from the University of British Columbia in 1979. He holds a Fellow of the Institute of Canadian Bankers designation. Mr. MacDonald has served in managerial capacities with The Toronto Dominion Bank, Banque Nationale de Paris, Confederation Life Insurance Company and ABN Amro Bank.

      Peter Hamilton, President and CEO. Peter Hamilton, IVP's President and CEO was appointed a Director in November 2001. Mr. Hamilton oversees product development, distribution activities and sales for IVP Technology. In 1999, he co-founded with Mr. MacDonald, Springboard Technology Solutions Inc. and has served as the VP Sales and Consulting. Prior to his position with Springboard, in 1995, Mr. Hamilton co-founded (with Mr. MacDonald) and served as President and CEO of Lava Systems Inc., a multinational software company that provided document management, imaging and work flow software services, based in Toronto, Chicago, London, and Australia. During this time, Mr. Hamilton was responsible for overseeing Lava's expansion of its operations into Europe, Australia, U.S. and Canada and developed business partners in South America, South Africa, the Middle East and Scandinavia. He also assisted Lava in raising over CAD $36 million, and co-led the company to public status with a listing on the Toronto Stock Exchange. Prior to this, Mr. Hamilton served as Senior VP of Operations for SoftKey Software International, a publicly traded company on the New York Stock Exchange. He was responsible for SoftKey's day-to-day operations, including manufacturing, product distribution, information systems, finance, customer support, technical support and product data management and marketing. In addition, Mr. Hamilton integrated 18 new businesses into SoftKey's operations, during his tenure and was instrumental in the growth of the company from $2,000,000 in sales in 1989 to $300,000,000 in 1995.

      J. Stephen Smith, Director. J. Stephen Smith has served as a Director of IVP Technology since November 2001. Mr. Smith has over 30 years experience in planning, directing and managing major projects in such diverse fields as radar system development, electronic intelligence system design, installation and operation, ship design and acquisition and Document Management System development and applied solutions. He has served as Vice-President Operations for CDI Marine, the nation's largest marine engineering firm and has held the positions of Director of Engineering, Vice-President and President of ROH, a diverse professional services company specializing in DMS solutions, web site development and applications and a broad range of support for the US Navy ship acquisition program. Mr. Smith graduated with a BBA from the University of Notre Dame and received his Masters in Science and Electronics Engineering from the U.S. Naval Postgraduate School.

      Steven Lewis, Director. Mr. Lewis has served as a Director of ActiveCore since July 2003. Stephen Lewis has extensive financial, corporate governance and legal experience in large corporate environments and in fast growing entrepreneurial settings. Mr. Lewis is Executive Vice President and was CFO of the Lehndorff Group of companies from 1976 to 1994. The Lehndorff Group is a North American/European real estate investment and property management organization with assets and offices located across Canada and into the United
States. Mr. Lewis was responsible for all facets of the group's finance, accounting, administration, M.I.S and human resources. He was also a member of the board of directors of numerous Lehndorff management companies and acted as chief liaison between management and the independent boards and committees that made up the Lehndorff Group. Mr. Lewis sold his franchise operations in 2002 and is currently acting in a consulting capacity on a number of different business ventures. Mr. Lewis is also a member of the board of directors of the Children's Aid Society of Toronto ("CAST"), one of the largest child welfare organizations in the World. Lewis was recently awarded a Queen's Jubilee Medal, an award granted to individuals whose achievements have benefited their fellow citizens, community and country.

Meetings

      During the Company's fiscal year ending December 31, 2003 ("Fiscal 2003"), the Board of Directors met on 6 occasions and the Audit Committee met on 4 occasions. Each incumbent director attended all of meetings of the Board of Directors and the Audit Committee on which he served.

Committee of the Board of Directors

      During a Board of Directors meeting held on March 19, 2002, an audit committee was established. The audit committee reports to the Board of Directors regarding the appointment of our independent public accountants, the scope and results of our annual audits, compliance with our accounting and financial policies and management's procedures and policies relative to the adequacy of our internal accounting controls. The audit committee is comprised of Messrs. MacDonald and Smith. The compensation committee consists of Messrs. MacDonald, Lewis and Smith. IVP Technology does not have a nominating committee.

Audit Committee Report

      The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this Charter is included in the Appendix. The Audit Committee has reviewed and discussed with its independent auditors the matters required to be discussed by SAS61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence. The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC. Messrs. MacDonald, J. Stephen Smith and Stephen Lewis are the members of the audit committee.

                                   MANAGEMENT

         Our directors and officers are as follow:

Name and Address                         Age     Position
----------------                         ---     --------

Brian MacDonald                          55      Chairman of the Board
16 Wetherfield Place                             Director
Toronto, Ontario M3B 2E1
Canada

Peter Hamilton                           57      President and CEO
2261 Rockingham Drive                            Director
Oakville, Ontario L6H 7J4
Canada

John Choy                                50      SVP and Chief Financial Officer
c/o 156 Front Street West, Suite 210
Toronto, Ontario, M5J 2L6

Stephen Lewis                            46      Director
c/o 156 Front Street West, Suite 210
Toronto, Ontario, M5J 2L6

J. Stephen Smith                         65      Director
11614 Holly Briar Lane
Great Falls, VA 22066
United States

      Below are biographies of our executive officers (who were not also directors) as of December 31, 2003:

      John H. Choy. Senior Vice President and CFO. Mr. Choy has broad finance, accounting, planning and I.T. experience in financial services, high-tech, and manufacturing and consumer markets. Prior to his appointment by ActiveCore Technologies, Inc. Mr. Choy held senior finance positions at major corporations such as H.J. Heinz Company, Bank of Montreal and ATI Technologies Inc. Mr. Choy has experience in the Far East, North America and Europe and has held the CFO position in several companies since 1990. Most recently Mr. Choy was CFO of a global company in the entertainment industry. Mr. Choy is a Chartered Certified Accountant with a Masters degree in Management from Durham University Business School in the UK.

      Compensation of Non-Employee Directors. J. Steven Smith and Stephen Lewis are each paid 1,000,000 shares of common stock for each year of service on the board. There is no separate compensation for directors who are also a part of management for their services as a director of IVP Technology. All directors will be reimbursed for all of their out-of-pocket expenses incurred in connection with the rendering of services as a director.

      There are no family relationships among directors, executive officers or persons nominated to become directors of executive officers.

Executive Compensation

      The following summary compensation table shows certain compensation information for services rendered in all capabilities for the calendar years ended December 31, 2003, 2002, and 2001. Other than as set forth herein, no executive officer's cash salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the value of restricted shares issued in lieu of cash compensation and certain other compensation, if any, whether paid or deferred:

                                    Annual Compensation                               Long-Term Compensation
                     ---------------------------------------------   -------------------------------------------------------
                                                                     Restricted
                                                         Other         Stock
Name &                                                  Accrued      Awards in                      LTIP        All Other
Principal Position   Year          Salary    Bonus   Compensation       US$         Options/SARs     Payouts   Compensation
------------------   ----          -------  -------  -------------  ------------   ---------------  ---------  -------------
Brian MacDonald (3)  2003          $96,000       --             --            --                --         --            --
Chairman of the      2002          $60,933       --             --            --                --         --            --
Board, Secretary     2001           $7,440       --             --            --                --         --            --

Peter Hamilton(3)    2003          $96,000       --             --            --                --         --            --
President and CEO    2002          $60,933       --             --            --                --         --            --
                     2001               --       --             --            --                --         --            --

John Maxwell         2003               --       --             --            --                --         --            --
President (1)        2002               --       --             --    25,000 (2)                --         --            --
                     2001               --       --             --            --                --         --            --

John Trainor,        2003               --       --             --            --                --         --            --
Secretary (1)        2002               --       --             --    25,000 (2)                --         --            --
                     2001               --       --             --            --                --         --            --

----------

(1) Effective December 15, 2001, Messrs. Maxwell and Trainor resigned as officers and directors of IVP Technology.

(2) In March 2002, Messrs. Maxwell and Trainor each received 500,000 shares of restricted common stock valued at $.05 per share, in lieu of cash compensation.

(3) Mr. MacDonald became Chairman and Chief Executive Officer on November 16, 2001. Mr. Hamilton was elected to the Board of Directors on November 16, 2001 but did not commence employment until 2002. In July 2004 Mr. Hamilton was assigned the duties of President and CEO by Mr. MacDonald in light of expanded duties associated with recent acquisitions. This excludes the issuance of 14,000,000 shares each to Mr. MacDonald and Mr. Hamilton in connection with the acquisition of International Technology Marketing in March 2002.

      IVP Technology has no deferred compensation, stock options, SAR or other bonus arrangements for its employees and/or directors. During the calendar year ended December 31, 2003, all decisions concerning executive compensation were made by the Board of Directors.

Employment Agreements

      In August 2001, International Technology Marketing entered into employment agreements with Brian MacDonald and Peter J. Hamilton. Mr. MacDonald is employed as President and Treasurer and Mr. Hamilton is employed as Vice-President, Sales. Each of these agreements has a term of three years and thereafter will continue for one year terms unless either party terminates the agreement at least 90 days prior to the end of any term. Each of Mr. MacDonald and Mr. Hamilton has a salary of CAD $96,000 per year, plus 6% of sales revenue. As ITM is a dormant corporation following its acquisition by IVP Technology it has no sales revenue and therefore IVP is not liable to pay any portion of its sales revenues to Mr. MacDonald or Mr. Hamilton. IVP Technology guarantees the payments under these employment contracts. Neither Mr. MacDonald nor Mr. Hamilton receives any further compensation for service as an officer or director of IVP Technology. As of October 08, 2004 the compensation committee has not renewed the contacts for Messrs. MacDonald and Hamilton.

      IVP Technology does not have a stock option plan and no named executive officer holds any options to purchase shares of IVP Technology's common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Several directors and executive officers advanced funds to IVP Technology or otherwise did not collect amounts owed to them during the year ended December 31, 2003. As of that date, IVP Technology was indebted to Mr. MacDonald and Mr. Hamilton in the amount of $117,874 for expenses incurred on behalf of the company and unpaid salaries.

      On July 1, 2002, IVP Technology acquired all the outstanding shares of Springboard Technology Solutions Inc. for consideration of 2,000 common shares on the basis of a one for one exchange. Springboard Technology Solutions Inc. was owned by Messrs. MacDonald, Hamilton, Birch, Villella and Ms. Bullock, all of whom were officers or directors of IVP Technology at the time of acquisition and has provided the physical infrastructure for IVP Technology Inc., since January 1, 2002. Springboard has been in operation for three years. At the time of acquisition Springboard Technology had 10 full time employees and consultants. The acquisition was consummated for $260 of stock and therefore IVP Technology did not believe the use of an independent negotiating committee was warranted.

      On June 1, 2002, Ignition Entertainment Limited entered into a consulting agreement with Montpelier Limited whereby Montpelier will provide business development and financial advice to Ignition. Under the terms of the agreement, Ignition is obligated to pay Montpelier (pound)179,850 ($262,970) yearly in equal monthly installments of $21,914. Additionally, Montpelier was entitled to receive a signing bonus of (pound)29,975 ($43,828) upon execution of the agreement. Montpelier Limited is owned by Vijay Chadha, Ajay Chadha and Martin Monnieckdam, all of whom are officers of Ignition Entertainment. Effective March 31, 2003 the Company divested Ingition Entertainment and this consulting agreement no longer exists with the Company.

      During the three months ended March 31, 2002, IVP Technology issued 1,000,000 shares each to Messrs. Smith, Sidrow and King for services as directors for the two year period 2001-2003. The 3,000,000 shares are held in escrow. Subsequent to the quarter ended March 31, 2002, Messrs. Sidrow and King resigned from the Board of Directors for personal reasons and as a result their entitlement to shares terminated. The shares related to Mr. Sidrow and Mr. King have been rescinded.

      IVP Technology's principal executive office is located at 156 Front Street West, Suite 210, Toronto, Ontario, M5J 2L6. Formerly the principal offices were at 2275 Lakeshore Blvd. West Suite 401, Toronto Ontario M8V 3Y3 Canada, which were also the premises occupied by Springboard Technology Solutions Inc. IVP Technology had an oral agreement which commenced January 1, 2002, with Springboard Technology Solutions, Inc., a corporation which was owned by Messrs. MacDonald, Hamilton, Birch, Villella and Ms. Bullock, until it was purchased by IVP Technology on July 1, 2002, whereby IVP Technology is obligated to pay Springboard approximately $30,000 per month for rent, utilities, network infrastructure, equipment leases and all office administrative services. Messrs. MacDonald and Hamilton are officers and directors of IVP Technology. Messrs. Birch and Villella were officers of IVP Technology. Ms. Bullock was an officer of IVP Technology until her registration in July, 2002. On July 1, 2002 IVP Technology acquired Springboard Technology and the monthly administrative charge ended.

      On September 17, 2001, IVP Technology entered into a stock purchase agreement with International Technology Marketing, Inc. whereby IVP Technology is obligated to issue 50 million shares of common stock to the shareholders of International Technology Marketing, who include Messrs. MacDonald, Hamilton, Birch, Villella and Ms. Bullock, the current and former members of our management team, in exchange for all of International Technology Marketing's common stock. In that transaction, IVP Technology, represented by its corporate counsel, Thomas Chown, the board members and executives in place at that time, none of which are part of current management or its board of directors, negotiated and entered into, on a arms length basis, an agreement with the five founders of International Technology Marketing Inc., a newly formed company, to gain the dedicated management services of the International Technology Marketing's founders for the benefit of IVP Technology. The founders of ITM were experienced finance, marketing, sales and information technologies. The method chosen for obtaining, in bulk, the services of the new management team was accomplished by the two companies entering into a stock purchase agreement whereby IVP acquired the shares of ITM; however the shareholders of ITM were not to receive their shares until IVP met certain revenue milestones. A resolution with regard to the acquisition of ITM and the obtaining of the services of the management team was included in a proxy statement sent to the registered shareholders of IVP which was, at the properly constituted annual general meeting held on November 16, 2001, which was approved by a majority of shareholders.

      On March 25, 2002, we issued the 50 million shares of common stock to be held by IVP Technology until the escrow agreement is executed to hold the shares. These shares will be held pending satisfaction of certain performance related goals. As these goals are achieved, the shares will be disbursed from the escrow to the former shareholders of International Technology Marketing. The former shareholders are entitled to vote the shares held in escrow pending satisfaction of the performance goals. In the quarter ended September 30, 2002 the former shareholders of ITM became eligible to receive the first two tranches related to the revenue milestones. The issuance of the shares was accounted for by the recording an expense under salaries for $3,800,000 or 20,000,000 times the $0.19 cent share price as at September 30, 2002. On December 31, 2002, an additional 10,000,000 shares qualified for release. These shares were valued for accounting purposes at $0.17 per share. These disbursements of shares were non-cash items.

      The performance goals are as follows:

      o     10,000,000   shares  will  be  disbursed  upon  aggregate  sales  of
            $500,000.

      o     10,000,000   shares  will  be  disbursed  upon  aggregate  sales  of
            $1,000,000.

      o     10,000,000   shares  will  be  disbursed  upon  aggregate  sales  of
            $2,000,000.

      o     10,000,000   shares  will  be  disbursed  upon  aggregate  sales  of
            $6,000,000.

      o     10,000,000   shares  will  be  disbursed  upon  aggregate  sales  of
            $16,200,000.

      Concurrent with the approval of the acquisition of ITM, IVP's shareholders voted to increase the number of authorized shares of IVP Technology, which, in part, permitted the company to issue sufficient shares to pay out shares for the management services obtained through the stock purchase agreement between of ITM and IVP, and, in part, to provide sufficient shares to acquire additional assets, entities and financing. The acquisition of ITM was, and is, to be satisfied by the issuance of 50,000,000 shares of IVP to the five founding shareholders of ITM. This share issuance has not yet been fully accounted for as the shares given in exchange for ITM are subject to performance milestones. In the third quarter ended September 30, 2002 the founders of ITM became eligible to receive 20,000,000 shares for meeting the first two milestones and these shares were recorded as "compensation payment" shares and valued on a market price basis as at the close of business on September 30, 2002, at a cost of $3,800,000. On December 31, 2002, an additional 10,000,000 shares qualified for release. These shares were valued for accounting purposes at $0.17 per share. These disbursements of shares were non-cash items. The remaining 20,000,000 shares will also be recorded as a type of "compensation payment" on the appropriate quarterly financial statements as the revenue milestones are met and the shares are released to the management. The "cost" of the remaining 20,000,000 shares that will be owed cannot be determined at this time as it is dependent on the share price of IVP shares at the quarterly close if one or more milestones have been met. Subsequently the board of directors ascertained that the treatment of the 50,000,000 shares was counterproductive to both the company and to the shareholders and immediately vested the 50,000,000 shares in the hands of the shareholders of ITM.

      In March 2000, IVP, through an agreement with TPG Capital Corporation, which was operated by James Cassidy, a lawyer in Washington D.C., acquired Erebus Corporation for $200,000 in cash and 350,000 shares of IVP at the then market value of IVP. This consideration was paid as a fee to TPG Capital, the sole shareholder of Erebus Corporation. The Erebus transaction was undertaken between Erebus, a non-active reporting entity, and IVP Technology, in order for IVP could become a reporting issuer with the SEC and thereby maintain its status as a listed company on the OTCBB. From an accounting standpoint the Erebus transaction was treated as a recapitalization (stock for stock transaction and no goodwill was recorded).

      TPG Capital was the sole shareholder of Erebus Inc., an inactive reporting shell company. The consulting agreement states that one year after the execution of the agreement ("reset date") the 350,000 common shares issued by IVP Technology to the former stockholder shall be increased or decreased based upon the average closing price of IVP Technology's stock 30 days prior to the reset date, so the value of the 350,000 shares was equal $500,000. The average closing price of the stock was $0.1487 per share. Based on the consulting agreement IVP Technology is obligated to issue an additional 3,028,378 common shares to the consultant as an additional fee. IVP Technology does not believe that it will be legally obligated to issue the shares based on the reset date as the SEC had previously reached a settlement agreement with Mr. Cassidy and TPG Capital with regard certain practices related to vending reporting shells to non-reporting entities in order for the later to retain listing status on the OTC BB. See SEC Litigation release no. 17023/June 4, 2001.

      Since becoming a reporting entity IVP Technology has filed and maintained its reporting obligations to the SEC.

             PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION

      Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to allow the Board of Directors to split or reverse split the number of outstanding common shares at such times as in the judgment of the board of directors that it would be advisable provided that the authorized number of common shares does not exceed the current 500,000,000.

      The amendment to our Company's Articles of Incorporation shall not change the provision for authorization of 500,000,000 shares of our Company's common stock. As of October 15, 2004, 475,251,935 shares of the Company's common stock were outstanding.

      There are certain advantages and disadvantages of voting for the Board of Directors ability to affect the ratio of outstanding common shares. The advantages include:

      o The ability to raise capital by issuing capital stock in those situations where the Company is near its limit of authorized shares.

      o The ability to fulfill our Company's obligations by having capital stock available upon the exercise of outstanding warrants.

      o     To have shares available to pursue business expansion opportunities.

      o To have shares available to retain or reward high value employees, as the Company does not maintain a stock option plan.

      The disadvantages include:

      o Potential dilution to the existing shareholders. This could cause the market price of our stock to decline.

      o Restricting the supply of shares of stock. The reduction in the supply of stock could reduce liquidity cause.

      o A potential change of control if all or a significant block of the shares to be issued are held by one or more shareholders working together.

      If the amendment to our Company's Articles of Incorporation is adopted, an amendment to the Articles of Incorporation of IVP Technology Corporation shall be filed with the Nevada Secretary of State so that Article 3(A) shall be as follows:

(A) Classes of Stock

            "The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the corporation is authorized to issue is Five Hundred Fifty Million (550,000,000) shares, each with a par value of $0.001 per share. Five Hundred Million (500,000,000) shares shall be Common Stock and Fifty Million (50,000,000) shares shall be Preferred Stock. The board of directors is authorized to affect the ratio of issued and outstanding common stock to authorized common stock by splitting or reverse splitting the number of outstanding common shares without shareholder approval so long as the authorized shares of common stock do not exceed Five Hundred Million (500,000,000).

      In additional to the reasons specified above, the Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. Having such additional authorized shares of common stock available for issuance in the future would give our Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of our Company to our shareholders. The Company is currently not considering any such financings, acquisitions or other corporate purposes.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board of Directors unanimously recommends a vote "FOR" the approval of an amendment to our Company's Articles of Incorporation to allow the board of directors to effect splits and reverse splits to the outstanding common shares provided that there will be no more than 500,000,000 common shares authorized at $0.001 par value.

           PROPOSAL 3 - APPROVAL OF THE NAME CHANGE OF THE CORPORATION

      Our Company's Board of Directors proposes to approve the amendment to our Company's Articles of Incorporation changing name of the corporation from IVP Technology Corporation to ActiveCore Technologies, Inc.

      There are certain advantages and disadvantages of voting for the name change. The advantages include:

      o The Company's name will reflect more closely the products being marketed by the Company.

      o     The name will be more descriptive and forward looking.

      The disadvantages include:

      o Shareholders who purchased the stock many years ago will not recognize the new name as belonging to the same company.

      An  amendment  to  the  Articles  of   Incorporation   of  IVP  Technology
Corporation has been filed with the Nevada Secretary of State so that Article 1(A) states as follows:

Name of the Corporation

            "The Corporation shall be known as ActiveCore Technologies, Inc.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board of Directors unanimously recommends a vote "FOR" the approval of the amendment to our Company's Articles of Incorporation changing the name of IVP Technology Corporation to ActiveCore Technologies, Inc.

                          DESCRIPTION OF CAPITAL STOCK

General

      IVP Technology's authorized capital consists of 500,000,000 shares of common stock, par value $0.001 per share and 50,000,000 shares of preferred stock, par value $0.001 per share. At October 15, 2004 there were 475,251,935 outstanding shares of common stock and 8,333,333 outstanding shares of preferred stock. Set forth below is a summary description of certain provisions relating to IVP Technology's capital stock contained in its Articles of Incorporation and By-Laws and under the Nevada Revised Statutes. The summary is qualified in its entirety by reference to IVP Technology's Articles of Incorporation and By-Laws and the Nevada law.

Common Stock

      Each  outstanding  share  of  common  stock  has one  vote on all  matters requiring a vote of the stockholders. There is no right to cumulative voting; thus, the holder of fifty percent or more of the shares outstanding can, if they choose to do so, elect all of the directors. In the event of a voluntary of involuntary liquidation, all stockholders are entitled to a pro rata distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. The holders of the common stock have no preemptive rights with respect to future offerings of shares of common stock. Holders of common stock are entitled to dividends if, as and when declared by the Board out of the funds legally available therefore. It is IVP Technology's present intention to retain earnings, if any, for use in its business. The payments of dividends on the common stock are, therefore, unlikely in the foreseeable future.

Preferred Stock

      A. We issued 8,333,333 shares of series A preferred stock in connection with a preferred share financing completed on September 15, 2004 and authorized the creation of 4,167,667 Series B preferred shares to close December 1, 2004 with the same terms. The terms of these preferred shares are as follows: "Series A Convertible Preferred Stock", par value $0.001 per share (the "Series A Preferred Stock"). The number of authorized shares constituting the Series A
Preferred Stock is 8,333,333. The Series A Preferred Stock will have a liquidation preference in relation to the common shares outstanding. With respect to the payment of dividends and other non-liquidation distributions on the capital stock of the Company, the Series A Preferred Stock shall rank: (i) senior to the common stock of the Company, par value of $0.001 per share (the "Common Stock"), (ii) senior to each other class or series of stock of the Company that by its terms ranks junior to the Series A Preferred Stock, or makes no reference to rank, as to payment of dividends or non-liquidation distributions, whether such series and classes are now existing or are created in the future, (iii) on a parity with each other class or series of stock of the Company that by its terms ranks on parity with the Series A Preferred Stock as to payment of dividends or non-liquidation distributions, whether such series and classes are now existing or are created in the future, and (iv) junior to each other class or series of stock of the Company that by its terms ranks senior to the Series A Preferred Stock, whether such series and classes are now existing or are created in the future. Notwithstanding the foregoing, the Series A Preferred Stock shall rank pari passau with the Series B Preferred Stock that the Company intends to authorize and issue concurrently with the authorization and issuance of Series A Preferred Stock. The Board of Directors is authorized, within the limitations and restrictions prescribed by law or stated in the Articles of Incorporation, and by filing a certificate pursuant to applicable law of the State of Nevada, to provide for the issuance of preferred stock in series and (i) to establish from time to time the number of shares to be included in each series; (ii) to fix the voting powers, designations, powers, preferences and relative, participating, optional or other rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including but not limited to the fixing and alteration of the dividend rights, dividend rate, conversion rights, conversion rates, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of preferred stock; and (iii) to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status, which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Warrants

      IVP Technology has outstanding warrants to purchase 265,000 shares of common stock, of which 15,000 shares have an exercise price of $0.50 per share and 250,000 shares have an exercise price of $0.099 per share. These warrants expire on the fifth anniversary of issuance, April 2007, and were issued in connection with the Equity Line of Credit. In addition there are warrants to purchase an additional 595,919 shares of common stock at the price of 0.018 prior to November 30, 2005 and a warrant to purchase an additional 3,404,081 shares of common stock at the price of 0.018 prior to November 30, 2005. These warrants were issued in connection with a private sale of securities in July 2004.

Equity Line of Credit

      In April 2002, and subsequently amended as to amount in May 2002, our Company entered into an Equity Line of Credit Agreement with Cornell Capital Partners, L.P. Pursuant to the Equity Line of Credit, our Company may, at its discretion, periodically sell to Cornell Capital Partners shares of common stock for a total purchase price of up to $10.0 million. For each share of common stock purchased under the Equity Line of Credit, Cornell Capital Partners will pay 92% of the lowest closing bid price of the common stock on the Over-the-Counter Bulletin Board or other principal market on which the common stock is traded for the 5 days immediately following the notice date. Cornell Capital Partners is a private limited partnership whose business operations are conducted through its general partner, Yorkville Advisors, LLC. Further, Cornell Capital Partners will be paid a fee of 3% of each advance under the Equity Line of Credit as a fee. In addition, we engaged Westrock Advisors, Inc., a registered broker-dealer, to advise our Company in connection with the Equity Line of Credit. For its services, Westrock Advisors, Inc. received 100,000 shares of our common stock. The registration statement was declared effective on February 14, 2003. The Line of Credit will not be renewed upon its expiry.

Options

      Our Company has no outstanding options.

Anti-Takeover Effects Of Provisions Of The Articles Of Incorporation

      Authorized and unissued stock. The authorized but unissued shares of our common are available for future issuance without our stockholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of IVP Technology that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with IVP Technology's Board of Directors' desires. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

      The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management which would render more difficult or discourage an attempt to obtain control of our company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of our company's management.

Transfer Agent

      The Transfer Agent for the common stock is Pacific Stock Transfer Company located at P.O. Box 93385, Las Vegas, Nevada 89193-3385.

                                  OTHER MATTERS

      As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             INDEPENDENT ACCOUNTANTS

      The firm of Weinberg & Company, P.A. served as our Company's independent accountants for Fiscal 2003. Representatives of the firm will be available by telephone to respond to questions at the Annual Meeting of the Shareholders. These representatives will have an opportunity to make a statement if they desire to do so. The Company has selected Weinberg & Company, P.A. will be its independent auditor for the fiscal year ended December 31, 2004.

      Audit Fees. The aggregate fees billed for professional services rendered $185,317and $91,744 for the audits of the Company's annual financial statements for the fiscal years ended December 31, 2003 and 2002, respectively, and the reviews of the financial statements included in the Company's annual and quarterly reports for those fiscal years.

      Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant.

      Tax Fees. No fees were billed in either of the last two fiscal years for tax compliance, tax advice of tax planning.

      All Other Fees. No other fees were billed during the two fiscal years.

      The Company's Board of Directors took into consideration whether the provision of the services described above was for fiscal year 2002 and will be for fiscal year 2003 compatible with maintaining the independence of the Company's outside principal accountants.

                             ADDITIONAL INFORMATION

      Proposals of Shareholders for the Next Annual Meeting. Proposals of shareholders intended for presentation at the 2004 annual meeting must be received by IVP Technology on or before July 1, 2005, in order to be included in the proxy statement and form of proxy for that meeting. Additionally, IVP Technology must have notice of any shareholder proposal to be submitted at the 2004 Annual Meeting (but not required to be included in the Proxy Statement) by March 18, 2005, or such proposal will be considered untimely pursuant to Rule 14a-4 and Rule 14a-5(e) under the Exchange Act and persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

      Proxy Solicitation Costs. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

      Incorporation by Reference. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.


                                             By Order of the Board of Directors

                                             /s/ Brian MacDonald
                                             -----------------------------------
Toronto, Ontario                             Brian MacDonald
November 2, 2004                             Chairman of the Board

                                    APPENDIX

                             AUDIT COMMITTEE CHARTER

I. Purpose

      The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the
Company's:

      1. financial statements and financial information provided to shareholders and others,

      2.    system of internal controls,

      3.    financial reporting principles and policies,

      4.    internal and external audit processes, and

      5.    regulatory compliance programs for ethical business conduct.

II. Composition

      The Audit Committee shall consist of at least one member of the Board who meets the requirements of independence as follows:

      1. is not and has not been an employee of the Company or a Company subsidiary,

      2. has no relationship to the Company that may interfere with the exercise of such director's independence from management and the Company,

      3. is financially literate or will become so in a reasonable amount of time,

      4. has no family relationship with any executive officer of the Company or any affiliate of the Company.

      Prospective members shall be recommended by the Committee with input from the Chairman and CEO and elected by the Board. One member shall be designated by the Board as the Chairman of the Committee.

      At least one member of the Committee shall have accounting or related financial management expertise.

III. Meetings

      The Audit Committee shall meet at least four times per year or more frequently as circumstances require. The Audit Committee shall review its charter at least annually.

      The Committee may have in attendance at meetings such members of management or others as it may deem necessary to provide the information to carry out its duties.

IV. Duties and Responsibilities

      The Audit Committee shall have the following duties and responsibilities with respect to:

1. Independent Accountant

      (a) Serve as the Board's primary avenue of communication with the independent accountant.

      (b) Make recommendations to the Board regarding the selection, evaluation, retention, or discharge of the independent accountant.

      (c) Ensure understanding by the independent accountant and management that the Board, as the shareholders' representative, is the independent accountant's client and therefore the independent accountant is ultimately accountable to the Board and the Audit Committee.

      (d) Provide the opportunity for the independent accountant to meet with the full Board as deemed necessary and appropriate by the Committee.

      (e)   Confirm and assure the independence of the independent accountant by:

            (i) accepting receipt of their annual submission of a formal written statement delineating all relationships between the independent accountant and the Company,

            (ii) monitoring fees paid to the independent accountant for consulting and other non-audit services, and

            (iii) engaging in a dialogue with the independent accountant with regard to any disclosed relationships or services that may impact the objectivity or independence of the independent accountant.

      (f) Review the annual audit plan of the independent accountant and its scope.

2. Financial Statements

      (a) Review legal matters that may have a material impact on the financial statements with the General Counsel, Director of Corporate Auditing, the Controller and the independent accountant.

      (b) Review and discuss with management and the independent accountant, prior to releasing the quarterly earnings, the Company's quarterly financial information. Assure that the independent accountant has reviewed the financial information included in the Company's Quarterly Reports on Form 10-Q prior to filing such reports with the SEC. Such review is to be performed in accordance with AICPA Statement on Auditing Standards No. 71 "Interim Financial Information."

      (c) Recommend to the Board whether the audited financial statements be included in the Company's Annual Report on Form 10-K, in advance of filing such form with the SEC.

      (d) Discuss with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61, including, but not limited to:

            (i) the quality and appropriateness of the accounting principles and underlying estimates used in the preparation of the Company's financial statements, and

            (ii) the clarity of financial disclosures in the Company's financial statements.

3. Risks and Uncertainties, Including Contingent Liabilities

            (a) Inquire of management, the Director of Corporate Auditing, and the independent accountant about risks or exposures and review the steps management has taken to minimize such risks or exposures to the Company.

            (b) Consider and review management's analysis and evaluation of significant financial accounting and reporting issues and the extent to which such issues may affect the Company's financial statements.

                           IVP TECHNOLOGY CORPORATION
                        156 Front Street West, Suite 210
                            Toronto, Ontario M5J 2L6
          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Brian MacDonald and Peter Hamilton, as proxy, with full power of substitution, to represent the undersigned and to vote all shares of capital stock of IVP Technology Corporation, which the undersigned would be entitled to vote if personally present and voting at the Annual Meeting of Shareholders to be held November 29, 2004, or any adjournment thereof, upon all matters coming before the meeting.

1. ELECTION OF DIRECTORS: The election of four directors: Peter Hamilton, Brian MacDonald, J. Stephen Smith and Steven Lewis, to hold office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

                 FOR ALL                    WITHHOLD AUTHORITY                               FOR ALL, EXCEPT
          nominees listed above    to vote For All nominees listed above                           |_|
                   |_|                             |_|                                to withhold authority to vote,
                                                                                          mark "For All, Except"
                                                                              and write the Nominee's name on the line below

                                                                              _______________________________________________

2. AMENDMENT TO ARTICLES OF INCORPORATION: To approve an amendment to our Company's Articles of Incorporation to allow the Board of Directors to split or reverse split the number of outstanding common shares at such times as in the judgment of the board of directors that it would be advisable provided that the authorized number of common shares does not exceed the current 500,000,000.

                  FOR              AGAINST                 ABSTAIN

                  |_|                |_|                     |_|


3. APPROVAL OF THE NAME CHANGE OF THE CORPORATION: To approve the amendment to the Company's Articles of Incorporation changing the name of the corporation from IVP Technology Corporation to ActiveCore Technologies, Inc.

                  FOR              AGAINST                 ABSTAIN

                  |_|                |_|                     |_|

--------------------------------------------------------------------------------
In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted "For" Proposal 1 and Proposal 2.

                                                 DATED: __________________, 2004

___________________________________________      _______________________________
Print Name                                                   Signature

___________________________________________      _______________________________
Print Name, if held jointly                          Signature if held jointly


                        Please date, print and sign your name above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.